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                                  EXHIBIT 32.1


           CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                     ACT OF 2002 AND 18 U.S.C. SECTION 1350



In conjunction with the Annual Report of Alliance Bancorp of New England, Inc., (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph H. Rossi, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                             /s/ Joseph H. Rossi
                                             -------------------
                                             Joseph H. Rossi
                                             President/Chief Executive Officer
                                             March 23, 2004





A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished to the Securities and Exchange Commission and shall not be considered filed as part of the Report.